SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant[X]
Filed by a Party other than the Registrant / /
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) of ss.240.14a-12


        The Treasurer's Fund Inc.

        (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):   N/A
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------

     2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------

     4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------

     5)    Total fee paid:

           ---------------------------------------------


/ /  Fee paid previously with preliminary materials.


10082.0000 431483.1

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

           ---------------------------------------------

     2)    Form, Schedule or Registration Statement No.:

           ---------------------------------------------

     3)    Filing Party:

           ---------------------------------------------

     4)    Date Filed:

           ---------------------------------------------



10082.0000 431483.1

-------------------------------------------------------------------------------


  Preliminary Proxy Material For The Information of the Securities and Exchange
                                 Commission Only

                           THE TREASURER'S FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                December 23, 1996



-------------------------------------------------------------------------------


19 Old Kings Highway South
Darien, Connecticut 06820-4526
(203) 655-1999

A Special Meeting of Shareholders of The Treasurer's Fund, Inc. (the "Corporation") will be held at 9:00 a.m. on December 23, 1996 at the offices of the Corporation at 19 Old Kings Highway South, Darien, Connecticut 06820-4526 for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 9, 1996.

1. To approve or disapprove a new Advisory Agreement to be effective upon the consummation of a purchase of certain partnership interests of Gabelli O'Connor Fixed Income Mutual Funds Management Co. (the "Advisor") by Gabelli Funds, Inc., such Agreement to be substantially identical in all material respects to the Advisory Agreement in effect for the Corporation immediately prior to such transaction (see page __ of the attached Proxy Statement);

2. To elect nine directors of the Corporation, each to hold office until his successor is duly elected and qualified;

3. To ratify or reject the selection of Ernst & Young LLP as independent accountants of the Corporation for its fiscal year ending October 31, 1997; and

4.  To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on December __, 1996 are entitled to notice of, and to vote at, the meeting.

                                            By Order of the Board of Directors
                                                     JUDITH FABRIZI, Secretary

-------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


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




                                 PROXY STATEMENT
-------------------------------------------------------------------------------



         INTRODUCTION........................................................................... 1

         PROPOSAL 1.       APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT TO BE
                           EFFECTIVE AT THE TIME OF THE TRANSACTION............................. 3

         PROPOSAL 2        ELECTION OF DIRECTORS................................................ 7

         PROPOSAL 3        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                           ACCOUNTANTS..........................................................13

         INFORMATION REGARDING THE CURRENT ADVISOR..............................................14

         ALLOCATION OF PORTFOLIO BROKERAGE......................................................16

         OTHER MATTERS..........................................................................17

         EXHIBIT A         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF U.S.
                           TREASURY MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C.]).................18

         EXHIBIT B         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
                           DOMESTIC PRIME MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C].)...........24

         EXHIBIT C         (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF TAX
                           EXEMPT MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C.])...................31

         EXHIBIT D         (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE ADVISOR).................37


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





                           THE TREASURER'S FUND, INC.
                           19 OLD KINGS HIGHWAY SOUTH
                         DARIEN, CONNECTICUT 06820-4526

                                 PROXY STATEMENT

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Treasurer's Fund, Inc. (the "Corporation") for use at a Special Meeting of Shareholders to be held at the offices of the Corporation at 19 Old Kings Highway South, Darien, Connecticut 06820-4526 on December 23, 1996 at 9 A.M. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Corporation. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by the Advisor (as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about December 9, 1996. The Corporation's most recent annual and semi-annual reports are available upon request.

         The outstanding voting stock of the Corporation as of the close of business on December __, 1996 consisted of __________ shares of common stock of the U.S. Treasury Money Market Portfolio, _____________ shares of common stock of the Domestic Prime Money Market Portfolio, and _____________ shares of common stock of the Tax Exempt Money Market Portfolio (each Portfolio is together referred to herein as the "Portfolios"), each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. The Global Money Market Portfolio, Limited Term Portfolio and Tax Exempt Limited Term Portfolio, as of this date, have not been activated by the Advisor. Therefore, there are no outstanding shares of common stock of these portfolios. Only shareholders of record at the close of business on December __, 1996 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, such notification to include the shareholder's name and account number, and which must be signed, addressed to the Secretary of the Corporation at its principal executive office, 19 Old Kings Highway South, Darien, Connecticut 06820-4526, and received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

         Among the purposes of this Special Meeting of the Shareholders of the Corporation is the approval as to each Portfolio of the Corporation of a new investment advisory agreement (the "Advisory Agreement") between the Corporation, on behalf of each Portfolio, and [NEWCO L.L.C.] ("[NEWCO]"), the successor in interest to Gabelli-O'Connor Fixed Income Mutual Funds Management Co. (the "Advisor"). Your consideration of the Advisory Agreements is necessitated by reason of a definitive purchase agreement between Thomas E. O'Connor & Co. L.P. ("TOC & Co. L.P."), a Delaware limited partnership, the beneficial owner of a 50% general partnership interest in the Advisor and Gabelli Funds, Inc ("Gabelli"), a Delaware corporation currently owning the remaining 50% general partnership interest in the Advisor, pursuant to which Gabelli intends to purchase TOC & Co. L.P.'s 50% partnership interest in the Advisor. In addition, the terms of the purchase

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                                        1
agreement provide for the purchase by Gabelli of the partnership interests currently owned by TOC & Co. L.P. in an affiliated company, Gabelli-O'Connor Fixed Income Management Co. Upon the consummation of the Acquisition, Gabelli will hold 80% of the partnership interests in each entity and the remaining 20% interest will be owned by senior officers of the Advisor. The transaction as described, hereinafter referred to as the Acquisition (the "Acquisition"), of the Corporation's investment advisor by Gabelli is, for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a change of control of the Advisor. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the existing Advisory Agreements between the Advisor and the Corporation. The Directors have approved, and recommend that the shareholders of the Corporation approve as to each Portfolio, the new Advisory Agreements to be effective at the time of the Acquisition. The proposed new Advisory Agreements will be substantially identical in all material respects to the Advisory Agreements in effect immediately prior to the Acquisition, except for (i) the dates of execution and termination, (ii) the name of the Advisor, and (iii) the reorganization of the Advisor from a partnership to a limited liability company. As a result, the Advisor will continue to perform investment advisory services for the Corporation after the Acquisition, on the same terms as are in effect immediately before the Acquisition.

         In addition to the above, the other purposes for this Special Meeting of Shareholders include: (i) the election of directors and (ii) the ratification of the selection of independent accountants.

         One third of the outstanding shares of the Corporation, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal. Further, the proposals are considered "discretionary" and brokers that are record or nominee holders of shares of the Corporation who have received no instructions from their clients have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-voters" will be considered as votes cast in determining the outcome of the proposals.

         As of November __, 1996, the following persons or entities owned as much as 5% of the indicated Portfolio's outstanding shares:


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                                        2

                                                          Nature of
Name & Address                    % of Class              Ownership

Domestic Prime Money Market
Portfolio

Bear Stearns Securities Corp.        ____%                 Record
Bear Stearns Security Corp.
1 Metrotech Center North
Brooklyn, NY  11201-3857

         The shares held by Bear, Stearns & Co. are held on behalf of individual client accounts.

         As of November __, 1996, the officers and directors of the Corporation, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the total outstanding shares of each of the Corporation's Portfolios.



PROPOSAL 1.  APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT
             TO BE EFFECTIVE AT THE TIME OF THE TRANSACTION

         The Directors of the Corporation unanimously recommend that the shareholders of each Portfolio vote to approve a new Advisory Agreement for the Corporation, on behalf of each of the Portfolios, to be effective at the time of the Acquisition. The new Advisory Agreements will be substantially identical in all material respects to the existing investment advisory agreements in effect for the Corporation immediately prior to the time of the Acquisition. As explained above, the Acquisition is, for purposes of the 1940 Act, a change of control of the Advisor. The 1940 Act provides that such a change of control constitutes an "assignment" of the Advisory Agreement under which the Advisor provides advisory services to the Corporation. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Acquisition.

     The Acquisition. On December __, 1996, Gabelli and TOC & Co. L.P., the general partner of the Advisor owning 50% of the partnership interest in the Advisor, entered into a definitive purchase agreement whereby Gabelli will purchase TOC & Co. L.P.'s 50% general partnership interest in the Advisor (the "Acquisition Agreement") for cash. Simultaneously occurring will be the purchase of a 12% interest by Henley Smith and an 8% interest by Ron Eaker (currently senior officers of the Advisor) in the Advisor. Immediately preceding the Acquisition will be the creation and organization of [NEWCO L.C.C.], a Delaware limited liability company into which the Advisor and its affiliate, Gabelli-O'Connor Fixed Income Management Co., will be merged. [NEWCO] will be the successor

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                                        3
registered investment advisor, and the management of [NEWCO] will essentially be identical to that of the Advisor. Mr. Thomas E. O'Connor, the president and director of the Corporation since its inception, as well as the president and sole stockholder of Thomas E. O'Connor & Co., Inc., the general partner of TOC & Co. L.P., the general partner of the Advisor, will enter into a Consulting Agreement with [NEWCO] upon his resignation as president of the Corporation which will occur simultaneously with the Acquisition. Mr. O'Connor will remain on the Board of Directors of the Corporation. Mr. Eaker and Mr. Smith, who have each been employed by the Advisor since 1987 as the Corporation's senior portfolio managers and who have each been officers of the Corporation will continue in such capacities after the Acquisition and will each retain his respective 10% ownership of [NEWCO].

         In addition, consummation of the Acquisition is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Acquisition will in fact be consummated. In addition, because it is impossible to predict with certainty when other conditions to the Acquisition will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Acquisition will occur. The parties currently expect, however, that the Acquisition will occur on or about December 31, 1996.

         Under the purchase agreement, the Advisor agrees that it will use its best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

                  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined by the 1940 Act to include any arrangement, during the two-year period after the sale, whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company; or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Corporation's Board of Directors and will also be met upon the election of the two additional directors, one of whom is an "interested" person as defined in the 1940 Act. As to the satisfaction of condition (2) above, the Advisor is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Corporation as a result of the Acquisition.


C/M:  11536.0001 428573.1
                                        4

         Information About Gabelli. Gabelli Funds, Inc. ("Gabelli"), a New York corporation with offices at One Corporate Center, Rye, New York 10580, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $____ billion as of November 30, 1996. Gabelli will be the control person of [NEWCO].

         Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new Advisory Agreement between the Advisor and the Corporation, on behalf of each of the Portfolios, to be effective at the time of the Acquisition. The new Advisory Agreements will be substantially identical in all material respects to the investment advisory agreements in effect immediately before the Acquisition which is described on page __ of this Proxy Statement except (i) that the new Advisory Agreements will be dated the date of the Acquisition and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act, (ii) that the name of the Advisor will be changed and (iii) the reorganization of the Advisor from a partnership to a limited liability company.

         In coming to the recommendation set forth above, the Directors reviewed extensive information about the Corporation, the Advisor and Gabelli. The Directors noted that, for purposes of the 1940 Act, the Acquisition constitutes a change of control of the Advisor as well as its other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Acquisition is being treated as a change of control of the Advisor and of the various affiliated entities with the Advisor, the Acquisition is not expected to result in any significant change in the personnel, operations or financial condition of [NEWCO] as successor to the Advisor or of its affiliates. Gabelli has indicated that [NEWCO] is not expected to change the investment approaches or styles of the Advisor.

         The Directors accordingly concluded that it is appropriate and desirable for the Corporation to continue, after the Acquisition, the same investment advisory arrangements as is in effect immediately before the Acquisition. Under the 1940 Act, such continuation requires, in the case of the Corporation, the approval of each Portfolio's shareholders, by vote of the lesser of (1) 67% of the shares of that Portfolio represented at the Meeting, if more than 50% of the shares of that Portfolio are represented at the Meeting, or
(2) more than 50% of the outstanding shares of the Portfolio.

         In order that each Portfolio may continue to receive investment advisory services following the Acquisition, on the same basis as before the Acquisition, the Directors unanimously recommend that shareholders of each Portfolio vote in favor of Proposal 1.

         If the shareholders of the Portfolios do not approve Proposal 1, the existing investment advisory agreement relating to that Portfolio continue in effect and the Advisor will continue to manage the Portfolios.

         Comparison of the Current Advisory Agreements with the New Advisory Agreements.

         The Current Advisory Agreements. Pursuant to the Advisory Agreements for each of the Portfolios, the Advisor manages the Corporation's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Corporation.


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                                        5

         The Advisor provides persons satisfactory to the Board of Directors of the Corporation to serve as officers of the Corporation. Such officers, as well as certain other employees and directors of the Corporation, may be directors, officers or employees of the Advisor or its affiliates. The Advisor also provides the Corporation with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations. However, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as the Administrator and provides personnel who will be responsible for performing the operational components of such services. BISYS recently became the successor to Furman Selz LLC which had served as the Administrator since the Corporation's inception.

         The Advisory Agreements for the Corporation, on behalf of each Portfolio were most recently approved, as amended, on ________ __, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Corporation or the Advisor. The Advisory Agreements for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the shareholders of each such Portfolio at a meeting of the shareholders on March 6, 1989. The Advisory Agreement for the U.S. Treasury Money Market Portfolio was approved by the shareholders of that Portfolio on March 14, 1991.

         The Advisory Agreements have a term which extends to October 31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each November 1, provided that such continuance is specifically approved annually by majority vote of the respective Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Advisory Agreements are terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Corporation's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Set forth below as a percentage of average daily net assets are the advisory fees paid to the Advisor for each Portfolio pursuant to the Advisory
Agreements: the U.S. Treasury Money Market Portfolio, .30%; the Domestic Prime Money Market Portfolio, .30%; the Global Money Market Portfolio, .30%; the Tax Exempt Money Market Portfolio, .30%; the Limited Term Portfolio, .45%; and the Tax Exempt Limited Term Portfolio, .45%. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of the Corporation's shares.

         The fees paid under the applicable Advisory Agreements for the fiscal years ended October 31, 1993, 1994 and 1995, were: $311,273, $440,162 and
$403,955, respectively, for the Tax Exempt Money Market Portfolio; $454,859, $457,770 and $458,599, respectively, for the Domestic Prime Money Market Portfolio; and $673,891, $542,100 and $307,543, respectively, for the U.S. Treasury

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                                        6

Money Market Portfolio. The U.S. Treasury Money Market Portfolio was activated on July 20, 1990. As of the date hereof, the other three Portfolios have not been activated by the Advisor. The Advisor may, in the future, irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fees for purposes of shareholder and administrative services and distribution of the Corporation's shares pursuant to the Corporation's Distribution and Service Plans.

         The New Advisory Agreements. The new Advisory Agreements are identical in all material respects to the current Advisory Agreements except for (i) the dates of execution and termination, (ii) the name of the Advisor and (iii) the reorganization of the Advisor from a partnership to a limited liability company.

         [NEWCO L.L.C.], the successor in interest to Gabelli-O'Connor Fixed Income Mutual Funds Management Co., is organized as a limited liability company whose management and operation will be substantially similar to the Advisor, including the continued employment of Mr. Eaker, Mr. Smith, as well as several other key officers and employees. In addition, Mr. O'Connor will enter into a Consulting Agreement with [NEWCO L.L.C.] pursuant to which he will provide various consulting services to [NEWCO] for a three year period. The corporate structure of a limited liability company means that [NEWCO L.L.C.] will be managed by a Board of Members, similar to a corporation's board of directors, unlike the current general partnership structure currently in existence for the Advisor. In addition, shareholders of a limited liability company have limited liability similar to a corporation's stockholder.

         In addition to the new Advisory Agreements, the Board of Directors has approved a new Administration Services Agreement with Gabelli Funds, Inc. and a new Distribution Agreement with Gabelli & Company, Inc.

         Administrative Services Agreements. The responsibilities of the Advisor under the Advisory Agreements include supervising the performance by BISYS of certain administrative services. The Board of Directors of the Corporation, on behalf of each of the Portfolios, has decided to divide the actual administrative duties of the Administrator without incurring any fee increase. In so doing, the Board has approved the Corporation, on behalf of each of the Portfolios, to enter into an Administrative Services Agreement with Gabelli Funds, Inc. ("Gabelli") pursuant to which Gabelli will be responsible for the monitoring of certain administrative functions formerly conducted by BISYS. Subsequently, Gabelli will enter into a Sub-Administration Services Agreement with BISYS and BISYS as Sub-Administrator will perform the operational components of administrative functions and services as set forth in such agreement, subject to the supervision of [NEWCO] and the monitoring by Gabelli. Pursuant to the new Administrative Services Agreement, Gabelli will receive the administrative services fee currently paid to BISYS, .10% of the Corporation's average daily net assets, from which Gabelli will reimburse BISYS for all fees and expenses arising out of its performance under the Sub-Administrative Services Agreement.


PROPOSAL 2        ELECTION OF DIRECTORS

         At the meeting, nine directors are to be elected, each to hold office until his successor has been elected and has qualified. Mr. O'Connor, Mr. Christiana, Mr. Kolodny, Mr. Roubos and Mr. Pustorino were elected to the Board and all except for Mr. O'Connor to the Audit and Nominating Committees and have served as such since the Corporation's inception in 1987. Mr. Merritt was

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                                        7
elected to the Board and the Audit and Nominating Committees and has served as such since January 23, 1991. Ms. Hauck was elected to the Board and has served as such since April 8, 1992 and to the Audit and Nominating Committee on ________. The biographies for Mr. Ekris and Mr. Ottopole as nominees for director are set forth below. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Corporation if elected. The Board of Directors, which met four times during the Corporation's fiscal year ended October 31, 1996, has no compensation committee. Each director attended at least 75% of the board meetings held. The Corporation has an Audit Committee of the Board of Directors, comprised of Mr. Christiana, Mr. Kolodny, Mr. Pustorino, Mr. Roubos, Mr. Merritt and Ms. Hauck who are not "interested persons" of the Corporation within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by the Corporation in accordance with the provisions of Rule 12b-1 under the 1940 Act, the Corporation has a Nominating Committee of the Board of Directors comprised of Mr. Christiana, Mr. Kolodny, Mr. Pustorino, Mr. Roubos, Mr. Merritt and Ms. Hauck, to whose discretion the selection and nomination of directors who are not "interested persons" of the Corporation is committed. The Nominating Committee recently met to approve the nomination of Mr. Ottopole. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

         The following is a list of the members of the Board of Directors and the nominees for Director, any other positions each may now hold with the Corporation, the principal occupation of each Director and nominee during the past five years and the nature, amount and percentage of shares held by each in the Corporation.


C/M:  11536.0001 428573.1
                                        8


                                                                                             Amount and
                                                                                               Nature
                                                                                            of Beneficial
                                            Principal Occupation                            Ownership at              % of
Name, Address and Age                       During Preceding Five Years                       12/__/96               Shares

*Thomas E. O'Connor, 52                     President of Thomas E.                               [-]                   [-]
Chairman of the Board                       O'Connor & Co., Inc., the
19 Old Kings Highway South                  general partner of Thomas E.
Darien, Connecticut 06820-                  O'Connor & Co. L.P. which is
4526                                        a general partner of the
                                            Advisor.  Prior to forming the
                                            Advisor and its affiliated
                                            management company, Gabelli-
                                            O'Connor Fixed Income
                                            Management Co., he was a
                                            Managing Director of Bear,
                                            Stearns & Co. Inc.  He began
                                            his affiliation with Bear,
                                            Stearns & Co. Inc. in 1972 and
                                            became a General Partner of
                                            Bear, Stearns & Co. (the
                                            predecessor partnership) in
                                            1977, and became manager of
                                            the Public Finance Department
                                            in 1978.

+Felix J. Christiana, 71                    Retired Senior Vice President,                       [ ]                   [ ]
Director                                    Dollar Dry Dock Savings
45 Pondfield Parkway                        Bank.  Director of The Gabelli
Mount Vernon, New York                      Asset Fund, Gabelli Equity
10552                                       Series Funds, Inc., Gabelli
                                            Global Series Funds, Inc., Gabelli
                                            Global Multimedia Trust Inc., The
                                            Gabelli Value Fund, Inc., The
                                            Gabelli Convertible Securities Fund,
                                            Inc., The Gabelli Equity Trust and
                                            The Gabelli Growth Fund.


------------------------------------

*   "Interested person" of the Corporation, as defined in the 1940 Act.

+ Director, trustee or officer of investment companies advised by Gabelli Funds, Inc.


C/M:  11536.0001 428573.1
                                        9





+ Robert C. Kolodny, M.D.,                  Physician, author and lecturer                       [ ]                   [ ]
52 Director                                 (self-employed) (1983-present).
885 Oenoke Ridge Road                       General Partner of KBS
New Canaan, Connecticut                     Partnership, KBS II Investment
06840                                       Partnership, KBS III
                                            Investment Partnership, KBS IV
                                            Limited Partnership, KBS New
                                            Dimensions, L.P., KBS Global
                                            Opportunities, L.P. and KBS VII
                                            Limited Partnership, private
                                            investment partnerships
                                            (1981-present). Medical Director and
                                            Chairman of the Board of the
                                            Behavioral Medicine Institute (1983-
                                            present).

+ Anthony R. Pustorino, 70                  Retired President of (1961-                          [ ]                   [ ]
Director                                    1989) and consultant to
515 Madison Avenue                          Pustorino, Puglisi & Co.,
New York, New York 10022                    P.C., certified public
                                            accountants; Professor, Pace
                                            University (1965-present).
                                            Director of The Gabelli Asset
                                            Fund, The Gabelli Growth
                                            Fund, The Gabelli Value Fund,
                                            Inc. and The Gabelli
                                            Convertible Securities Fund.
                                            Trustee of The Gabelli Equity
                                            Trust, Gabelli Capital Series
                                            Fund, Gabelli Multimedia Trust
                                            and Gabelli Equity Series
                                            Fund.

Gary L. Roubos, 59                          Chairman of the Board of                             [ ]                   [ ]
Director                                    Dover Corp., a diversified
280 Park Avenue                             industrial manufacturing
New York, New York 10017                    company since 1981.


------------------------------------

+ Director, trustee or officer of investment companies advised by Gabelli Funds, Inc.


C/M:  11536.0001 428573.1
                                       10



William A. Merritt Jr., 59                  Financial Consultant/Mergers                         [ ]                   [ ]
Director                                    and Acquisitions (1992-
83 Brookside Road                           present).  Managing Member
Darien, Connecticut 06820                   of Seaboard Realty LLC and
                                            Navigator Communications
                                            Systems, LLC (1995-present).
                                            President and Chief Operating
                                            Officer of WilTel
                                            Communications Systems, Inc.
                                            (1990-1992).

Mary E. Hauck, 51                           Retired Senior Portfolio                             [ ]                   [ ]
Director                                    manager of the Advisor.  Prior
Bishop Park Road                            to joining the Advisor in 1987,
RR4, Box 200                                she was a senior vice president
Pound Ridge, New York                       and portfolio manager of
10576                                       municipal mutual funds at the
                                            Dreyfus Corporation, where she began
                                            in 1977.

Anthony Van Ekris, [ ]                      [Insert Bio]                                         [ ]                   [ ]
Nominee for Director
[Insert Address]

*Carl Ottopole, [  ]                        [Insert Bio]                                         [ ]                   [ ]
Nominee for Director
[Insert Address]


         In addition to Mr. O'Connor, who has served as President of the Corporation since September 1987, the officers of the Corporation are:




------------------------------------

*  "Interested person" of the Corporation, as defined in the 1940 Act.

C/M:  11536.0001 428573.1
                                       11


Name,Age, Position(s)                                                           Principal Occupations During
 with Fund and Address                                                                 Past Five Years

       Ronald S. Eaker, 35                                                Senior Portfolio manager of the Advisor.
             President and Chief Investment                               Prior to joining the Advisor in 1987, he
               Officer                                                    was Supervisor of Administrative
             19 Old Kings Highway South                                   Operations at Frank Henjes & Co., where
             Darien, Connecticut 06820-4526                               he began in 1983.

       Henley L. Smith, 39                                                Senior Portfolio manager of the Advisor.
             Vice President and                                           Prior to joining the Advisor in 1987, he
               Investment Officer                                         was portfolio manager at Manufacturers
             19 Old Kings Highway South                                   Hanover Investment Corp. where he
             Darien, Connecticut 06820-4526                               began in 1984.  From 1982-1984 he was
                                                                          a portfolio manager for Manufacturers
                                                                          Hanover Trust Company.

       Carroll L. Coward, 39                                              Portfolio manager of the Advisor.  Prior
             Vice President and Investment                                to joining the Advisor in 1992, she was
               Officer                                                    Vice President of Lord Abbett & Co.,
             19 Old Kings Highway South                                   where she began in 1986.
             Darien, Connecticut 06820-4526

       Judith Fabrizi, 28                                                 Employee of the Advisor.  Prior to
             Secretary, Treasurer and                                     joining the Advisor in 1989, she was a
             Investment Officer                                           cosmetic consultant for Lord & Taylor,
             19 Old Kings Highway South                                   where she began in 1987.
             Darien, Connecticut 06820-4526


           The Corporation paid an aggregate remuneration of $ to its directors and to certain employees of the Manager with respect to its fiscal year ended October 31, 1996, consisting of $______ in aggregate directors' fees to the six disinterested directors, and salaries and benefits aggregating $ paid to certain employees of the Advisor pursuant to the terms of the Advisory Agreement.




C/M:  11536.0001 428573.1
                                       12



==============================================================================================================================
           (1)              (2)                       (3)                        (4)                         (5)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Total
                                                   Pension or                                            Compensation
                         Aggregate                 Retirement                                          From Corporation
Name of                 Compensation            Benefits Accrued              Estimated                and Corporation
Person,                     From                As Part of Fund            Annual Benefits             Complex Paid to
Position                Corporation                 Expenses               Upon Retirement                Directors*
------------------------------------------------------------------------------------------------------------------------------
Felix J.                   $4,750                      0                          0                         $4,750
Christiana,
Director
------------------------------------------------------------------------------------------------------------------------------
Dr. Robert C.              $5,250                      0                          0                         $5,250
Kolodny,
Director
------------------------------------------------------------------------------------------------------------------------------
Anthony R.                 $5,250                      0                          0                         $5,250
Pustorino,
Director
------------------------------------------------------------------------------------------------------------------------------
Gary L.                    $5,250                      0                          0                         $5,250
Roubos,
Director
------------------------------------------------------------------------------------------------------------------------------
William A.                 $5,250                      0                          0                         $5,250
Merritt, Jr.,
Director
------------------------------------------------------------------------------------------------------------------------------
Mary E. Hauck,             $5,250                      0                          0                         $5,250
Director
==============================================================================================================================


* The total compensation paid to such persons by the Corporation and Corporation Complex for the fiscal year ending October 31, 1996.


PROPOSAL 3        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                  ACCOUNTANTS

         The Board of Directors recommends that the shareholders ratify the selection of Ernst & Young LLP, independent public accountants, to audit the accounts of the Corporation for the fiscal year ending October 31, 1997. Ernst & Young LLP have audited the accounts of the Corporation since its inception and do not have any direct financial interest or any material indirect financial interest in the Corporation.

         A representative of Ernst & Young LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants. The ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.

C/M:  11536.0001 428573.1
                                       13

INFORMATION REGARDING THE CURRENT ADVISOR

         The investment advisor for the Corporation is Gabelli-O'Connor Fixed Income Mutual Funds Management Co., with offices at 19 Old Kings Highway South, Darien, Connecticut 06820-4526, a Delaware partnership organized in 1987. As of December __, 1996, the Advisor is an investment manager, administrator or advisor only for the assets of the Corporation. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. is a registered investment advisor under the 1940 Act. Mr. O'Connor is President and sole shareholder of Thomas E. O'Connor & Co., Inc., the general partner of Thomas E. O'Connor & Co. L.P., which is a general partner of the Advisor. Mario J. Gabelli is the Chairman of the Board of Directors of Gabelli Funds, Inc., which is the other general partner of the Advisor. As a result of these relationships, Messrs. Thomas E. O'Connor and Mario J. Gabelli may each be deemed to be a "controlling person" of the Advisor. As of December 31, 1995 the Advisor served as investment advisor for assets aggregating in excess of $641 million. The Advisor is an affiliate of Gabelli-O'Connor Fixed Income Management Co., a registered investment advisor that is an investment manager or advisor to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals and which, as of December 31, 1995, served as an investment advisor for assets aggregating in excess of $1.06 billion. The Advisor is an affiliate of Quantum/Gabelli-O'Connor L.P. which, as of December 31, 1995, served as investment advisor for assets aggregating in excess of $22 million. The Advisor is also an affiliate of Gabelli Funds, Inc. which, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $11.6 billion as of August 31, 1996.

         Expense Limitation. The Advisor has agreed to reimburse a Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Advisor may voluntarily assume certain expenses of any Portfolio of the Corporation. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio. Subject to the obligations of the Advisor to reimburse a Portfolio for its excess expenses as described above, the Portfolios have, under the respective Advisory Agreements, confirmed their obligation for payment of all their other expenses, including without limitation: fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organizing and maintaining the Corporation's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate Federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

C/M:  11536.0001 428573.1
                                       14

         The Corporation may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Corporation intends to do so whenever it appears advantageous to the Corporation. The Corporation's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the Securities Improvement Act of 1996, all state expense limitations have been eliminated at this time.

         Distribution and Service Plan. Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Corporation's Board of Directors has adopted a distribution and service plan for each Portfolio of the Corporation (the "Plans") and, pursuant to the Plans, the Corporation and the Advisor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with GOC Fund, Distributors Inc. ("Distributor") as distributor of the Corporation's shares. Upon the consummation of the Acquisition, the Distributor will be dissolved and Gabelli & Company, Inc. will succeed to such. The Plans will be amended and restated to reflect the new distributor and the Distribution Agreements and Shareholder Servicing Agreements will be re-executed, all as approved by the Board of Directors to take effect if the new Advisory Agreements are approved by the shareholders of the Corporation. Although there are no fees or expenses chargeable to the Corporation under the Plans, the Corporation's Board of Directors has adopted the Plans in case certain expenses of the Corporation might be considered to constitute indirect payments by the Corporation of distribution expenses. If a payment by the Corporation to the Advisor of advisory fees should be deemed to be indirect financing by the Corporation of the distribution of its shares, such payments would be authorized under the Plans. The new Distribution Agreements and Shareholder Servicing Agreements would replace the current Distribution Agreements with the Distributor and would be identical to those agreements, except for (i) the dates of execution and effectiveness and (ii) the name of the Distributor.

         The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Corporation's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Corporation is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for that year.

         The Glass-Steagell Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Corporation management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Advisor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Corporation management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Advisor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Corporation or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


C/M:  11536.0001 428573.1
                                       15

         The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plans, or in the agreements related to the Plans. On July 19, 1995, the Board of Directors approved the continuance of all of the Plans until October 31, 1996. The Plans for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the affected Portfolio's shareholders at the annual meeting on March 6, 1989. The Plan for the U.S. Treasury Money Market Portfolio was approved by a majority of that Portfolio's shareholders on March 14, 1991. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Corporation for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or the Corporation's shareholders. Although there are no fees or expenses chargeable to the Corporation under the Plans, for the fiscal year ended October 31, 1995, the Advisor made payments under each Plan to or on behalf of participating organizations in amounts of $100,412, $134,644 and $149,719 with regard to the U.S. Treasury Money Market Portfolio, the Tax Exempt Money Market Portfolio and the Domestic Prime Money Market Portfolio, respectively (representing .10% of the average daily net assets of each of those Portfolios). Although these payments were not made by the Corporation each may be deemed an indirect payment by the Corporation.


ALLOCATION OF PORTFOLIO BROKERAGE

         The Corporation's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for such purchases. Any transactions for which the Corporation pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Corporation may purchase participation certificates in variable rate municipal obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Corporation based on the applicable interest rate adjustment index for the security. The interest received by the Corporation is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Corporation rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

         Investment decisions for the Corporation will be made independently from those for any other investment companies or accounts that may be or become managed by the Advisor or its affiliates. If, however, the Corporation and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged

C/M:  11536.0001 428573.1
                                                            16
as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Corporation or the size of the position obtainable for the Corporation. In addition, when purchases or sales of the same security for the Corporation and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

         No portfolio transactions are executed with the Advisor or its affiliates acting as principal. In addition, the Corporation will not buy bankers' acceptances, certificates of deposit or commercial paper from the Advisor or its affiliates.

         Investment decisions for the Corporation will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Advisor or its affiliates. If, however, the Corporation and other investment companies or accounts advised or managed by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Corporation or the size of the position obtainable for the Corporation. In addition, when purchases or sales of the same security for the Corporation and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.


OTHER MATTERS

         As a Maryland corporation, the Corporation is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

         The management does not know of any matters to be present at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                          By Order of the Board of Directors



                                          JUDITH FABRIZI, Secretary

December ____, 1996



C/M:  11536.0001 428573.1
                                       17

EXHIBIT A    (ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF
             U.S. TREASURY MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C.])

                              ADVISORY AGREEMENT

                          THE TREASURER'S FUND, INC.
                     U.S. TREASURY MONEY MARKET PORTFOLIO
                              Darien, Connecticut



                                                               December __, 1996



[NEWCO L.L.C.]
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

            We herewith confirm our agreement with you as follows:

            1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

            2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

            (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

10082.0000 428801.1

            (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.

            (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

            (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers and who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

            (f) You or your affiliates will also furnish us, without charge, such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration Statement, printing copies of the Prospectus contained therein for existing

                                      -20-
10082.0000 428801.1
shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through GOC Fund Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

            3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing

                                    -21-
10082.0000 428801.1
shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

            4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            5. In consideration of the foregoing we will pay you a fee at the annual rate of thirty one-hundredths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

            6. This Agreement will become effective on December __, 1996 and shall continue in effect until ____________, 199__ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                                    -22-
10082.0000 428801.1

            7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

            8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                              Very truly yours,

                              THE TREASURER'S FUND, INC.


                              By:

ACCEPTED:  December __, 1996

[NEWCO L.L.C.]

By:



By:


                                    -23-
10082.0000 428801.1

EXHIBIT B    (ADVISORY  AGREEMENT  BETWEEN THE CORPORATION,  ON BEHALF OF
             DOMESTIC PRIME MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C.])

                              ADVISORY AGREEMENT

                          THE TREASURER'S FUND, INC.
                     DOMESTIC PRIME MONEY MARKET PORTFOLIO
                              Darien, Connecticut


                                                               December __, 1996



[NEWCO L.L.C.]
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

            We herewith confirm our agreement with you as follows:

            1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

            2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                  (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

10082.0000 428795.1

                  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.

                  (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                  (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers, who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

                  (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration

10082.0000 428795.1
                                     -27-

Statement, printing copies of the Prospectus contained therein for existing shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through GOC Fund Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

            3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial

10082.0000 428795.1
                                     -28-
registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

            4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            5. In consideration of the foregoing we will pay you a fee at the annual rate of three-tenths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

            6. This Agreement will become effective on December __, 1996 and shall continue in effect until ____________, 199__ and thereafter for successive twelve-month periods (computed from each _____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a

10082.0000 428795.1
                                     -29-
majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

            7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

            8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                              Very truly yours,

                              THE TREASURER'S FUND, INC.

                              By:

ACCEPTED:  December __, 1996

[NEWCO L.L.C.]


By:



By:

10082.0000 428795.1
                                     -30-

EXHIBIT C    (ADVISORY  AGREEMENT  BETWEEN THE CORPORATION,  ON BEHALF OF
             TAX EXEMPT MONEY MARKET PORTFOLIO, AND [NEWCO L.L.C.])

                              ADVISORY AGREEMENT

                          THE TREASURER'S FUND, INC.
                       TAX EXEMPT MONEY MARKET PORTFOLIO
                              Darien, Connecticut


                                                               December __, 1996



[NEWCO L.L.C.]
19 Old Kings Highway South
Darien, Connecticut  06820-4526

Gentlemen:

            We herewith confirm our agreement with you as follows:

            1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

            2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                  (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.


                                      -32-
10082.0000 428792.1

                  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the provisions of the Internal Revenue Code relating to regulated investment companies and the 1940 Act, and the limitations contained in the Registration Statement.

                  (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                  (e) You or your affiliates will also provide supervisory personnel without charge, who may be our officers, who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be your employees or employees of your affiliates or of other organizations. It is understood that we may retain, at our expense, an administrator to perform the operational components of the functions and services listed herein.

                  (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares (other than the costs of preparing, printing and filing our Registration

                                    -33-
10082.0000 428792.1

Statement, printing copies of the Prospectus contained therein for existing shareholders of the Fund and complying with other applicable regulatory requirements), and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates directly, or through GOC Fund Distributors, Inc. (the "Distributor"), may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Portfolios within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Portfolio's Distribution and Service Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay you or the Distributor under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization. It is understood that you, in your sole discretion, may reimburse the Distributor for any of such expenses that it may incur on your behalf.

            3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian and administrator; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial

                                    -34-
10082.0000 428792.1
registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (n) payment of the fees provided for herein, in the Distribution Agreement and in the Administrative Services Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

            4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            5. In consideration of the foregoing we will pay you a fee at the annual rate of three-tenths of one percent (0.30%) of our average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

            6. This Agreement will become effective on December __, 1996 and shall continue in effect until __________, 199__ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a

                                    -35-
10082.0000 428792.1
majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

            7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

            8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                    Very truly yours,

                                    THE TREASURER'S FUND, INC.


                                    By


ACCEPTED:  December __, 1996

[NEWCO L.L.C.]


By:


By:

                                    -36-
10082.0000 428792.1

EXHIBIT D (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE ADVISOR)

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                           THE TREASURER'S FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 23, 1996

                  THE UNDERSIGNED SHAREHOLDER OF THE TREASURER'S FUND, INC., (THE "CORPORATION") HEREBY APPOINTS __________________ AND _______________, AND
EACH OF THEM,  AS  ATTORNEYS  AND  PROXIES  OF THE  UNDERSIGNED,  WITH  POWER OF
SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE CORPORATION STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON NOVEMBER 29, 1996 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 19 OLD KINGS HIGHWAY SOUTH, DARIEN, CT 06820 AT 9:00 A.M. ON DECEMBER 23, 1996 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS   /X/            KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                           THE TREASURER'S FUND, INC.

                                VOTE ON PROPOSALS

FOR       AGAINST      ABSTAIN
/ /        / /           / /          I.       TO APPROVE OR DISAPPROVE A NEW ADVISORY AGREEMENT


                                      II.      ELECT THE FOLLOWING NOMINEES FOR DIRECTORS
/ /        / /           / /          1.  Thomas E. O'Connor

                                      2.  Felix J. Christiana

/ /        / /           / /          3.  Mary E. Hauck

/ /        / /           / /          4.  Robert C. Kolodny, M.D.

/ /        / /           / /          5.  Anthony R. Pustorino

/ /        / /           / /          6.  Gary L. Roubos

/ /        / /           / /          7.  William A. Merritt, Jr.

/ /        / /           / /          8.  Anthony Van Ekriss

/ /        / /           / /          9.  Carl Ottopole


/ /        / /           / /          III.   TO RATIFY OR REJECT THE SELECTION
                                             OF ERNST & YOUNG LLP AS INDEPENDENT
                                             ACCOUNTANTS OF THE CORPORATION FOR
                                             ITS FISCAL YEAR ENDING 10/31/97


         -------------------------------   ---------------------------------------------
         SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.








C/M:  11536.0001 428573.1
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